UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 16, 2006

TEXAS INSTRUMENTS INCORPORATED

(Exact name of registrant as specified in charter)

DELAWARE	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI BOULEVARD

P.O. BOX 660199

DALLAS, TEXAS 75266-0199

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 995-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2006, the Board of Directors approved the amendment of Article III, Sections 2 and 3 of the Registrant’s bylaws. Section 2 was amended to reflect the current size of the Registrant’s Board. Section 3 was amended to require that directors shall be elected by a majority of the shares represented in person or by proxy and entitled to vote thereon at the annual meeting of stockholders, provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of stockholders present in person or by proxy and entitled to vote thereon at such meeting.

The Registrant’s amended by-laws are attached hereto as Exhibit 3 and are incorporated herein by reference.

ITEM 9.01. Exhibits

Designation of Exhibit in this Report	Description of Exhibit

3	Texas Instruments Incorporated By-Laws, as amended through February 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: February 17, 2006	By:	/s/ Joseph F. Hubach
Joseph F. Hubach Senior Vice President, Secretary and General Counsel

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